Prudential World Fund, Inc.
Strategic Partners International Value Fund
Prospectus dated January 29, 2004
Supplement dated December 13, 2004
____________________________________________________________________

Effective as of the close of business on or about December 13, 2004, LSV Asset Management and Thornburg Investment Management, Inc. will replace Bank of Ireland (U.S.) Asset Management as subadviser to the Strategic Partners International Value Fund

Effective as of the close of business on or about December 13, 2004, each section of the prospectus is replaced or supplemented, as appropriate, as noted below:


The section of the Prospectus titled "How the Series Invests --
Investment Objective and Policies" is hereby amended:

In selecting securities for the Series, each subadviser follows a value style of investing, but utilizes different strategies in deciding which securities to buy:

LSV Asset Management (LSV) utilizes a deep value investment style. LSV uses proprietary investment models to manage its portion of the Series in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-US, developed market equities. This investment strategy can be described as a "contrarian value" approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return
(net of foreign dividend withholding taxes) of the MSCI EAFE Index.

Thornburg Investment Management (Thornburg) utilizes a relative value investment style. Thornburg uses a bottom-up investment process that looks to identify promising companies selling at a discount to their intrinsic value.

The section of the Prospectus titled "How the Series Invests" is hereby supplemented to include the new section set forth below:

Division of Assets

Strategy. Under normal conditions, there will be an approximately equal division of the Series' assets between its two subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided between the two subadvisers as the Manager (Prudential Investments LLC) deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the Manager may allocate assets from the portfolio segment that has appreciated more to the other.

Impact of Reallocations. Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each subadviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment or that the two subadvisers may simultaneously favor the same industry or issuer. The Manager will monitor the Series' overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one subadviser buys a security as the other subadviser sells it, the net position of the Series in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Series will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets. The Manager will consider the timing of reallocation based upon the best interests of the Series and its shareholders. To maintain the Series' federal income tax status as a regulated investment company, the Manager may also have to sell securities on a periodic basis and the Series could realize capital gains that would not otherwise have occurred.


The sections of the Prospectus titled "How the Series is Managed -- Investment Adviser" and "How the Series is Managed -- Portfolio
Manager" are hereby replaced with the new section set forth below:

INVESTMENT ADVISERS AND PORTFOLIO MANAGERS

LSV Asset Management (LSV) and Thornburg Investment Management, Inc. (Thornburg) are the subadvisers to the Series, and have served as such since December 14. 2004. Prior to December 14, 2004, the subadviser to the Series was Bank of Ireland Asset Management (U.S.) Limited.

LSV was formed in 1994, and is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of September 30, 2004, LSV had approximately $29.2 billion in assets under management. LSV's address is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Josef Lakonishok, Robert Vishny and Menno Vermuelen, CFA serve as co-portfolio managers for the segment of the Series advised by LSV. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign. Mr. Vishny has served as a Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience. In addition to his duties at LSV, Mr. Vishny serves as the Eric J. Gleacher Professor of Finance at the University of Chicago. Mr. Vermuelen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998.
He has more than 13 years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments. Messrs. Lakonishok, Vishny and Vermuelen have managed the segment of the Series advised by LSV since LSV became a subadviser to the Series in December 2004.

Thornburg is an independent, employee-owned investment management firm located in Santa Fe, New Mexico. The firm was founded in 1982 and began providing investment management services to clients in 1984. Thornburg uses a fundamental, bottom-up approach to investing which centers on the intrinsic value of each investment. Thornburg's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

William V. Fries, CFA, a Managing Director of Thornburg,, and Wendy Trevisani, also a Managing Director of Thornburg, are the portfolio managers for the segment of the Series advised by Thornburg. Mr. Fries serves as the lead portfolio manager for the segment of the Series advised by Thornburg. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company. Mr. Fries has managed the segment of the Series advised by Thornburg since Thornburg became a subadviser to the Series
in December 2004.   Before joining Thornburg in March 1999, Ms.
Trevisani served as an institutional sales representative for Salomon Smith Barney in both New York City and London. Ms. Trevisani holds an MBA degree with a concentration in Finance from Columbia University, and a BA in International Relations from Bucknell University.


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